UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

PHARMACYCLICS, INC.	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

On February 14, 2013, Pharmacyclics, Inc., a Delaware corporation (the “Company”), issued a press release regarding its financial results for its three and six months ended December 31, 2012.  As previously announced, the Company changed its fiscal year end from June 30 to December 31, effective December 31, 2012.  As a result, the six month period ended December 31, 2012 represents a transition period, with the next fiscal year covering the period from January 1, 2013 through December 31, 2013.  A copy of the press release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated February 14, 2013, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

February14, 2013

PHARMACYCLICS, INC.

By:	/s/ Joshua T. Brumm
Name: Joshua T. Brumm
Title: Executive Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 14, 2013.